Dear Valued Customer:

Inside this book you will find annual reports dated December 31, 2003 for the thirty-three investment subaccounts available through your Kansas City Life Century II variable contract.

Overall, equity markets last year were positive for the first time since 1999. The Federal Reserve continued to keep interest rates low throughout the year in an effort to stimulate the economy and increase institutional spending. Please remember, it is important to keep expectations realistic as market conditions can change quickly.

Going forward, investment decisions should be based on the need to fund particular financial milestones against the time available to reach those events. Be candid with your registered representative and realistic about your expectations when planning for the future.

Please call your registered representative or Kansas City Life at 1-800-616-3670 if you have questions about the Annual Report of Funds or your Century II variable contract. You can also access information about your Century II variable contract(s) at www.kclife.com.

We appreciate your business and thank you for the trust you have placed in us. Kansas City Life remains committed to helping customers build a financially sound future for themselves and their families.

Sincerely,
R. Philip Bixby, President and CEO

Kansas City Life's Century II Variable Product Series is
distributed through Sunset Financial Services Inc.,
3520 Broadway, Kansas City, MO 64111, (816) 753-7000 (OSJ), Member NASD/SIPC